                                                              EXHIBIT 10.10(h)



                       ASSIGNMENT AND ASSUMPTION AGREEMENT



      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this 5th day of November, 1997, by and between Brookhurst, Inc., a California corporation ("Brookhurst") and I.C. Isaacs & Company L.P., a Delaware limited partnership ("Isaacs").



                              W I T N E S S E T H:



      WHEREAS, Brookhurst has agreed to sell, transfer and assign to Isaacs, and Isaacs has agreed to purchase and accept from Brookhurst certain assets of Brookhurst pursuant to a Worldwide Rights Acquisition Agreement entered into on November 5, 1997 between Brookhurst and Isaacs (the "Acquisition Agreement");



      WHEREAS, Isaacs has agreed to assume certain obligations related to said acquired assets;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

      1. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Acquisition Agreement.

      2. Brookhurst hereby assigns to Isaacs all its rights under the agreements identified on the schedule attached hereto constituting the Assumed Agreements, and all files relating thereto, free and clear of all Encumbrances.

      3. Isaacs hereby assumes all obligations of Seller arising from and after the date hereof under the Assumed Agreements solely insofar as they arise after Closing.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first above written.

                                        BROOKHURST, INC.





                                        By: /s/ William Ott
                                           -------------------------
                                           Name: William  Ott
                                           Title: President

                    I. C. ISAACS & COMPANY L.P., a Delaware
                    limited partnership




                    By: /s/ Robert J. Arnot
                       -----------------------------------------------
                       Name: Robert J. Arnot
                       Title: Chairman and Co-Chief Executive Officer


                    By: /s/ Gerald W. Lear
                       -----------------------------------------------
                       Name: Gerald W. Lear
                       Title: President and Co-Chief Executive Officer

                                    SCHEDULE



See Schedule 1.1(b) to the Acquisition Agreement